UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2014 (March 18, 2014)
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	000-52670	38-3855631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Panache Beverage Inc. announced today the launch of its new liquor brand, Old Grumpy Bastard, to be produced at its New Port Richey, Florida distillery. The new brand will feature American-made whisky, vodka, gin, white and dark rums and tequila.

Item 9.01 Financial Statements and Exhibits:

Exhibits No.	Description

99.1	Press Release dated March 18, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: March 18, 2014	By:	/s/ JAMES DALE
James Dale
Chief Executive Officer

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